UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 7, 2003

                       WORLDWIDE HOLDINGS DELAWARE, CORP.,
           FORMERLY KNOWN AS TRSG CORPORATION, A DELAWARE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                        033-2408D              87-0453832
(State or other jurisdiction             Commission            (IRS Employer
      of incorporation)                 File Number)        Identification No.)

              2121 W. Army Trail Rd., Suite 105, Addison, IL     60101
               (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code 630-705-1696

          (Former name or former address, if changed since last report)



This current report on form 8-K if filed by Worldwide Holdings Delaware, Corp., ("Worldwide"), formerly known as TRSG Corporation., a Delaware Corporation ("TRSG") under Section 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11 and for reports of nonpublic information required to be disclosed by Regulation FD (17 CFR 243.100 and 243.101).

ITEM 2.  ACQUISITION OR DISTRIBUTION OF ASSETS

On June 23, 2003, Worldwide executed a real estate purchase contract to acquire residential real property commonly known as 716 Peachy Canyon Circle, No. 102, Las Vegas, Nevada in exchange for consideration equal to $10,000 worth of restricted stock of Worldwide and assumption of mortgages currently of record against the subject property. The seller of the property is Steven Smith. A copy of the Real Estate Purchase Contract and all addendums and exhibits are attached hereto as Exhibit A. The estimated value of the subject property is $200,000, as agreed to by and between Worldwide and Steve Smith in an arms length transaction. The current loan amount outstanding, which is being assumed by Worldwide, is approximately $162,000.00.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibits are included:

              Exhibit "A"  Real Estate Purchase Contract dated June 23, 2003




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Worldwide Holdings Delaware, Corp.,
                                             f/k/a TRSG Corporation


Date   July 7,  2003                         By: /s/ Martin H. Wozniak
                                             -------------------------
                                             Martin H. Wozniak, President

*Print name and title of the signing officer under his signature.









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                                  ADDENDUM No.1
                                       TO
                          REAL ESTATE PURCHASE CONTRACT


The Down Payment for the Property shall be $10,000. Payment of said shall be by the delivery to Seller of a number of shares of Rule 144 restricted stock, that equals the sum of $10,000 based on the lowest bid price of the Buyer's common stock as quoted on the Electronic Bulletin Board the day prior to closing.

In the event the shares delivered to and sold by Seller pursuant to the terms of this Agreement fail to gross a total of $10,000, Buyer shall, within five (5) business days of notice of this event and subject to demand under the terms of this Agreement, issue a sufficient number of additional registered shares in order to deliver to the Seller any remaining balance of the $10,000

Seller hereby expressly agrees that upon his receipt of the $10,000 portion of the Down Payment contemplated by this Agreement, Seller shall immediately return to the Buyer any shares remaining in Buyer's possession. Seller shall not knowingly sell shares in excess of the needed to allow his gross recovery of monies from sales of the shares to exceed $10,000.00;

In me event Seller has not received realized proceeds from stock issuances or liquidations within fifteen (15) months from the closing date hereof. Seller shall give Buyer written notice thereof (along with proof of sales and confirmation of proceeds received therefore) and the Buyer shall, in its sole discretion, deliver to Seller either the cash difference or additional unrestricted shares of sufficient value that the balance should satisfy the shortfall and said process shall continue until the Seller has received full payment of the $10,000


/s/ Martin H. Wozniak  President 6/23/03              /s/ Steve Smith/   6/9/03
----------------------------------------              --------------------------
Buyer's Signature     Date                            Seller's Signature    Date



                        ACCEPTANCE/COUNTEROFFER/REJECTION

CHECK ONE:


[X] ACCEPTANCE: [] Seller [] Buyer hereby accepts these terms.

[  ]  COUNTEROFFER:       [ ] Seller        [  ] Buyer
presents as a counter offer the terms set forth on the attached ADDENDUM NO. 1.

/s/ Steve Smith     6/10/03        10am          /s/Steve Smith
--------------------------------------------------------------------------------
Signature            Date           Time          Signature       Date    Time

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                          REAL ESTATE PURCHASE CONTRACT


This is a legally binding contract. Utah law requires real estate licensees to use this form. Buyer and Seller, however, may agree to alter or delete it provisions or to use a different form. If you desire legal or tax advice, consult your attorney or tax advisor.


                         EARNEST MONEY RECEIPT [deleted]

                                OFFER TO PURCHASE


1. PROPERTY: 716 Peachy Canyon Circle, #102, Las Vegas, Nevada 89144, also described as Unit 102 Building 9 of the south half of parcel H Village 3, City of Las Vegas, County of Clark, State of Nevada, zip 89144 (the "Property")

1.1 Included Items. Unless excluded herein, this sale includes the following items if presently attached to the Property plumbing, heating, air conditioning fixtures and equipment; ceiling fans; water heater; built-in appliances- light fixtures and bulbs; bathroom fixtures; curtains, draperies and rods: window and door screens: storm doors and windows- window blinds-awnings; installed television antenna; satellite dishes and system; permanently affixed carpets; automatic garage door opener and accompanying transmitters); fencing; and trees and shrubs. The following items shall also be included in this sale and conveyed under separate Bill of Sale with warranties as to title: _______ 1.2 Excluded Items. The following items are excluded from this sale: _____________________

1-3.Water Rights. The following water rights are included in this sale: ________

1.4 Survey. (Check applicable boxes):
A survey [ ] WILL      [X] WILL NOT  be prepared by a licensed surveyor.

The Survey Work will be:
[ ] Property comers staked [ ] Boundary Survey [ ] Boundary & Improvements survey [ ] Other (specify)____________.

Responsibility for payment: [ ] Buyer [ ] Seller [ ] Buyer and Seller share equally Buyer's obligation to purchase under this Contract [ ] IS [ ] IS NOT conditioned upon Buyer's approval of the Survey Work if yes the terms of the attached Survey Addendum apply.

2. PURCHASE PRICE. The Purchase Price for the Property is $172,000

2.1 Method of Payment. The Purchase Price will be paid as follows:

$____________ (a) Earnest Money Deposit. Under certain conditions described in this Contract THIS DEPOSIT MAY BECOME TOTALLY NON-REFUNDABLE.

$____________. (b) New loan. Buyer agrees to apply for a new loan as provided in Section

2.3.  Buyer will apply for one or more of the following  loans:
[ ] CONVENTIONAL [ ] FHA [ ] VA [ ] OTHER (specify) ____________________________

If an FHA/VA loan applies, see attached FHA/VA Loan Addendum. If the loan is to include any particular terms, then check below and give details- [ ] SPECIFIC LOAN TERMS ______________________ $____________________ (c) Loan Assumption (see
attached Assumption Addendum if applicable)

$162,000.00 (d) Seller Financing (see attached Seller Financing Addendum if applicable)

$10,000.00 (e) Other (specify) R144 Restricted Stock, See Addendum No. 1

           (f) Balance of Purchase Price in Cash at Settlement

$172,000 PURCHASE PRICE. Total of lines (a) through (f)

2.2 Financing Condition.  (check applicable box)

     (a) [ ] Buyer's obligation to purchase the Property IS conditioned upon Buyer qualifying for the applicable loan(s) referenced in Section 2.1(b) or (c) (the "Loan"). This condition is referred to as the "Financing Condition." (b) [ X ] Buyer's obligation to purchase the Property IS NOT conditioned upon Buyer qualifying for a loan. Section
          2.3 does not apply. 2.3 Application for Loan. (a) Buyer's duties. No later than the Application Deadline referenced in Section 24(a), buyer shall apply for the Loan. "Loan Application" occurs only when Buyer has: (i) completed, signed, and delivered to the lender (the "Lender") the initial loan application and documentation required by the Lender; and (ii) paid all loan application fees as required by the Lender. Buyer agrees to diligently work to obtain the Loan. Buyer will promptly provide the Lender with any additional documentation as required by the Lender.

     (b) Procedure if Loan Application is denied. If Buyer receives written notice from the Lender that the Lender does not approve the Loan (a "Loan Denial"), Buyer shall, no later than three calendar days thereafter, provide a copy to Seller. Buyer or Seller may, within three calendar days after Seller's receipt of such notice, cancel this Contract by providing written notice to the other party. In the event of a cancellation under this Section 2.3(b): (i) if the Loan Denial was receive by Buyer on or before the 10th day of June, 2003, the Earnest Money Deposit shall be returned to Buyer; (ii) if the Loan Denial was received by Buyer after that date, Buyer agrees to forfeit, and Seller agrees to accept as Seller's exclusive remedy, the Earnest Money as liquidated damages. A failure to cancel as provided in this
          Section 2.3(b) shall have no effect on the Financing Condition set forth in Section 2.2(a). Cancellation pursuant to the provisions of any other section of this Contract shall be governed by such other provisions.

2.4 Appraisal of Property. Buyer's obligation to purchase the Property
[ ] IS [X] IS NOT conditioned upon the Property appraising for not less than the Purchase Price. If the appraisal condition applies and the Property appraises for less than the Purchase Price, Buyer may cancel this Contract by providing written notice to Seller no later than three calendar days after Buyer's receipt of notice of the appraised value. In the event of such cancellation, the Earnest Money Deposit shall be released to Buyer. A failure to cancel as provided in this Section 2.4 shall be deemed a waiver of the appraisal condition by Buyer.

3. SETTLEMENT AND CLOSING. Settlement shall take place on the Settlement Deadline referenced in Section 24(d), or on a date upon which Buyer and Seller agree in writing. "Settlement" shall occur only when all of the following have been completed: (a) Buyer and Seller have signed and delivered to each other or to the escrow/closing office all documents required by this Contract, by the Lender, by written escrow instructions or by applicable law; (b) any monies required to be paid by Buyer under these documents (except for the proceeds of any new loan) have been delivered by Buyer to Seller or to the escrow/closing office in the form of collected or cleared funds; and (c) any monies required to be paid by Seller under these documents have been delivered by Seller to Buyer or to the escrow/closing office for its services in the settlement/closing process. Taxes and assessments for the current year, rents, and interest on assumed obligations shall be prorated at Settlement as set forth in this Section. Tenant deposits (including, but not limited to, security deposits, cleaning deposits and prepaid rents) shall be paid or credited by Seller to Buyer at Settlement. Prorations set forth in this Section shall be made as of the Settlement Deadline date referenced in Section 24(d), unless otherwise agreed to in writing by the parties. Such writing could include the settlement statement. The transaction will be considered closed when Settlement has been completed, and when all of the following have been completed: (i) the proceeds of any new loan have been delivered by the Lender to Seller or to the escrow/closing office; and (ii) the applicable Closing documents have been recorded in the office of the county recorder. The actions described in parts
(i) and (ii) of the preceding sentence shall be completed within four calendar days of Settlement.

4. POSSESSION. Seller shall deliver physical possession to Buyer within:
[ X ] 24 hours [ ] days after Closing [ ] Other (specify)___________________

5. CONFIRMATION OF AGENCY DISCLOSURE. At the signing of this Contract:

[        ] Seller's Initials        [       ] Buyer's Initials

The Listing Agent, _____________________, represents
[ ] Seller [ ] Buyer [ ] both Buyer and Seller as a Limited Agent; The Selling Agent, _____________________, represents
[ ] Seller [ ] Buyer [ ] both Buyer and Seller as a Limited Agent; The Listing Broker, _____________________, represents
[ ] Seller [ ] Buyer [ ] both Buyer and Seller as a Limited Agent; The Selling Broker, _____________________, represents
[  ] Seller  [   ] Buyer [   ] both Buyer and Seller as a Limited Agent;

6. TITLE INSURANCE. At Settlement , Seller agrees to pay for a standard-coverage owner's policy of title insurance insuring Buyer in the amount of the Purchase Price. 7. SELLER DISCLOSURES. No later than the Seller Disclosure Deadline referenced in Section 24(b), Seller shall provide to Buyer the following documents which are collectively referred to as the "Seller Disclosures":

     (a) a Seller property condition disclosure for the Property, signed and dated by Seller;
     (b)  a commitment for the policy of title insurance;
     (c)  a copy of any leases affecting the Property, signed and dated by
          Seller;
     (d) written notice of any claims and/or conditions known to Seller relating to environmental problems and building or zoning code violations; and
     (e)  Other (specify)
          ________________________________________________________________

8. BUYER'S RIGHT TO CANCEL BASED ON EVALUATIONS AND INSPECTIONS. Buyer's obligation to purchase under this Contract (check applicable boxes):

     [ ] IS [ X ] IS NOT conditioned upon Buyer's approval of the content of all the Seller Disclosures referenced in Section 7;
     [ ] IS [ X ] IS NOT conditioned upon Buyer's approval of a physical condition inspection of the Property;
     [ ] IS [ X ] IS NOT conditioned upon Buyer's approval of the following tests and evaluations of the Property; (specify)


--------------------------------------------------------------------------------


If any of the above items are checked in the affirmative, then Sections 8.1, 8.2, 8.3 and 8.4 apply; otherwise, they do not apply. The items checked in the affirmative above are collectively referred to as the "Evaluations & Inspections." Unless otherwise provided in this Contract, the Evaluations & Inspections shall be paid for by Buyer and shall be conducted by individuals or entities of Buyer's choice. Seller agrees to cooperate with the Evaluations & Inspections and with the walk-through inspection under Section 11.

           8.1 Evaluations & Inspections Deadline. No later than the Evaluations & Inspections Deadline referenced in Section 24(c) Buyer shall; (a) complete all Evaluations & Inspections; and (b) determine if the Evaluations & Inspections are acceptable to Buyer.

           8.2 Right to Cancel or Object. If Buyer determines that the Evaluation & Inspections are unacceptable, Buyer may no later than the Evaluations & Inspections Deadline either: (a) cancel the Contract by providing written notice to Seller, whereupon the Earnest Money Deposit shall be released to Buyer; or (b) provide Seller with written notice of objections.

           8.3 Failure to Respond. If by the expiration of the Evaluations & Inspections Deadline, Buyer does not: (a) cancel this Contract as provided in
Section 8.2; or (b) deliver a written objection to Seller regarding the Evaluations & Inspections, the Evaluations & Inspections shall be deemed approved by Buyer.

           8.4 Response by Seller. If Buyer provides written objections to Seller, Buyer and Seller shall have seven calendar days after Seller's receipt of Buyers objections (the "Response Period") in which to agree in writing upon the manner of resolving Buyer's objections. Seller may but shall not be required to resolve Buyer's objections. If Buyer and Seller have not agreed in writing upon the manner of resolving Buyer's objections, Buyer may cancel this Contract by providing written notice to Seller no later than three calendar days after expiration of the Response Period; whereupon the Earnest Money Deposit shall be released to Buyer. This waiver shall not affect those items warranted in Section 10.

           9. ADDITIONAL TERMS. There [ X ] ARE [ ] ARE NOT addenda to this Contract containing additional terms. If there are, the terms of the following addenda are incorporated into this Contract by this reference:
[ ] Addendum No One (1)
[ ] Survey Addendum
[X] Seller Financing Addendum
[ ] FHA/VA Loan Addendum
[X] Assumption Addendum
[ ] Other (specify) ______________________________________________________

10. SELLER WARRANTIES & REPRESENTATIONS.

10. 1 Condition of Title. Seller represents that Seller has fee title to the Property and will convey good marketable title to Buyer at Closing by general warranty deed, unless the sale is being made pursuant to a real estate contract which provides for title to pass at a later date. In that case, title will be conveyed in accordance with the provisions of that contract. Buyer agrees, however, to accept title to the Property subject to the following matters of record: easements, deed restrictions, CC&R's (meaning covenants, conditions and restrictions), and rights-of-way; and subject to the contents of the Commitment for Title Insurance as agreed to by Buyer under Section 8. Buyer also agrees to take the Property subject to existing leases affecting the Property and not expiring prior to Closing. Buyer agrees to be responsible for taxes, assessments homeowner association dues, utilities, and other services provided to the Property after Closing. Except for any loan(s) specification assumed by Buyer under Section 2.1(c), Seller will cause to be paid off by Closing all mortgages, trust deeds, judgment mechanic's liens, tax liens and warrants. Seller will cause to be paid current by Closing all assessments and homeowners association dues.



10.2 Condition of Property. Seller warrants that the Property will be in the following condition ON THE DATE SELLER DELIVERS PHYSICAL POSSESSION TO BUYER:


     (a) the Property shall be broom-clean and free of debris and personal belongings. Any Seller or tenant moving-related damage to the Property shall be repaired at Seller's expense;

     (b) the heating, cooling, electrical, plumbing and sprinkler systems and fixtures, and the appliances and fireplaces will be in working order and fit for their intended purposes;

     (c)  the roof and foundation shall be free of leaks known to Seller;

     (d) any private well or septic tank serving the Property shall have applicable permits, and shall be in working order an fit for its intended purpose; and

     (e) the Property and improvements, including the landscaping, will be in the same general condition as they were on th date of Acceptance.

11. WALK-THROUGH INSPECTION. Before Settlement, Buyer may, upon reasonable notice and at a reasonable time conduct a "walk-through" inspection of the Property to determine only that the Property is "as represented," meaning that th items referenced in Sections 1.1,8.4 and 10.2 ("the items") are respectively present, repaired/changed as agreed and in th warranted condition. If the items are not as represented. Seller will, prior to Settlement, replace, correct or repair the item or, with the consent of Buyer (and Lender if applicable), escrow an amount at Settlement to provide for the same The failing to conduct a walk-through inspection, or to claim that an item is not as represented, shall not constitute a waiver by Buyer c the right to receive, on the date of possession, the items as represented.

12. CHANGES DURING TRANSACTION. Seller agrees that from the date of Acceptance until the date of Closing none o the following shall occur without the Drier written consent of Buyer: (a) no chances in any existing leases shall be made- (b no new leases shall be entered into: (c) no substantial alterations or improvements to the Property shall be made or undertaken and; (d) no further financial encumbrances to the Property shall be made.

13. AUTHORITY OF SIGNERS. If Buyer or Seller is a corporation, partnership. trust, estate, limited liability company or other entity, the person executing this Contract on its behalf wan-ants his or her authority to do so and to bind Buyer and Seller.

14. COMPLETE CONTRACT. This Contract together with its addenda, any attached exhibits, and Seller Disclosures constitutes the entire Contract between the parties and supersedes and replaces any and all prior negotiations, representations warranties, understandings or contracts between the parties. This Contract cannot be changed except by written agreement of the parties. 15. DISPUTE RESOLUTION. The parties agree that any dispute, arising prior to or after Closing. related to this Contract [ ] SHALL [ ] MAY (upon mutual agreement of the parties) first b= submitted to mediation. If the parties agree to mediation, the dispute shall be submitted to mediation through a mediation provider mutually agreed upon by the parties Each party agrees to bear its own costs or mediation. of mediation fails, the other procedures and remedies available under this Contract shall apply. Nothing in this Section 15 shall prohibit any party from seeking emergency equitable relief pending mediation.

16. DEFAULT. If Buyer defaults, Seller may elect either to retain the Earnest Money Deposit as liquidated damages or to return it and sue Buyer to specifically enforce this Contract or pursue other remedies available at law. If Seller defaults, in addition to return of the Earnest Money Deposit, Buyer may elect either to accent from Seller a sum equal to th(degree) Earnest Money Deposit as liquidated damages, or may sue Seller to specifically enforce this Contract or pursue other remedies available at law. If Buyer elects to accept liquidated damages. Seller agrees to cay the liquidated damages to Buyer upon demand. It is agreed that denial or a Loan Application made by the Buyer is not a default and is governed by Section 2.3(b).

17. ATTORNEY FEES AND COSTS. In the event of litigation or binding arbitration to enforce this Contract, the prevailing party shall be entitled to costs and reasonable attorney fees. However, attorney fees shall not be awarded for participation in mediation under Section 15.


18. NOTICES. Except as provided in Section 23, all notices required under this Contract must be: (a) in writing; (b) signed by the party giving notice; and (c) received by the other party or the other party's agent no later than the applicable date referenced in this Contract.

19. ABROGATION. Except for the provisions of Section 10.1, 15 and 17 and express warranties made in this Contract, the provisions of this Contract shall not apply after Closing.

20. RISK OF LOSS. All risk of loss to the Property, including physical damage or destruction to the Property or its improvements due to any cause except ordinary wear and tear and loss caused by a taking in eminent domain, shall be borne by Seller until the transaction is closed.

21. TIME IS OF THE ESSENCE. Time is of the essence regarding the dates set forth in this Contract. Extensions must be agreed to in writing by all parties. Unless otherwise explicitly stated in this Contract: (a) performance under each Section of this Contract which references a date shall absolutely be required by 5:00 PM Mountain Time on the stated date; and (b) the term "days" shall mean calendar days and shall be counted beginning on the day following the event which triggers the timing requirement (i.e., Acceptance, receipt of the Seller Disclosures, etc.). Performance dates and times referenced herein shall not be binding upon title companies, lenders, appraisers and others not parties to this Contract, except as otherwise agreed to in writing by such non-party.

22. FAX TRANSMISSION AND COUNTERPARTS. Facsimile (fax) transmission of a signed copy of this Contract, any addenda and counteroffers, and the retransmission of any signed fax shall be the same as delivery of an original. This Contract and any addenda and counteroffers may be executed in counterparts.

23. ACCEPTANCE. "Acceptance" occurs when Seller or Buyer, responding to an offer or counteroffer of the other: (a) signs the offer or counteroffer where noted to indicate acceptance; and (b) communicates to the other party or to the other party's agent that the offer or counteroffer has been signed as required.

24. CONTRACT DEADLINES. Buyer and Seller agree that the following deadlines shall apply to this Contract:

(a) Application Deadline                   _____________________(Date)
(b) Seller Disclosure Deadline             _____________________(Date)
(c) Evaluations & Inspections Deadline     _____________________(Date)
(d) Settlement Deadline                    _____________________(Date)






25. OFFER AND TIME FOR ACCEPTANCE, Buyer offers to purchase the Property on the above terms and conditions. If Seller does not accept offer by 5:00 [ ]AM [ ] PM Mountain Time on 6/10/03 (Date), this offer shall lapse; and the Brokerage shall return the Earnest Money Deposit to Buyer.

/s/ Martin H. Wozniak  President, 6/23/03        ____________________________
(Buyer's Signature)            (Offer Date)     (Buyer's Signature) (Offer Date)


Martin H. Wozniak                  (Buyer's Names) (PLEASE PRINT)
2121 W. Army Trail Road,           (Notice Address)
Suite 105,
Addison, IL  60101
630-705-1696                       (Phone)

                        ACCEPTANCE/COUNTEROFFER/REJECTION


           CHECK ONE:


[X] ACCEPTANCE OF OFFER TO PURCHASE: Seller Accepts the foregoing offer on the terms and conditions specified above.


[ ] COUNTEROFFER: Seller presents for Buyer's Acceptance the terms of Buyer's offer subject to the exceptions or modifications as specified in the attached ADDENDUM NO. _________.

/s/ STEVE SMITH       06-13-03     9am
--------------------------------------------------------------------------------
(Seller's Signature)   (Date)     (Time)     (Seller's Signature) (Date)  (Time)


--------------------------------------------------------------------------------
(Sellers' Names)   (PLEASE PRINT)         (Notice Address)            (Phone)


[  ] REJECTION: Seller Rejects the foregoing offer.


--------------------------------------------------------------------------------
(Seller's Signature)      (Date)  (Time)     (Seller's Signature) (Date)  (Time)



                            *************************
                                DOCUMENT RECEIPT


State law requires Broker to furnish Buyer and Seller with copies of this Contract bearing all signatures. (Fill in applicable section below.)

A. I acknowledge receipt of a final copy of the foregoing Contract bearing all signatures:

--------------------------------------------------------------------------------
Buyer's Signature)      (Date)                 (Buyer's Signature)       (Date)


--------------------------------------------------------------------------------
(Seller's Signature)    (Date)                 (Seller's Signature)      (Date)


B.I personally caused a final copy of the foregoing Contract bearing all signatures to be [ ] faxed [ ] mailed [ ] hand delivered on ________________
  (Date), postage prepaid, to the [ ] Seller [ ] Buyer.

  Sent/Delivered by (specify) _________________________________________________

                               ASSUMPTION ADDENDUM
                                       TO
                          REAL ESTATE PURCHASE CONTRACT

           THIS IS AN ADDENDUM to that REAL ESTATE PURCHASE CONTRACT (the "REPC") with an Offer Reference Date of June 10, 2003, including all prior addenda and counteroffers, between Worldwide Holdings, a Delaware Corporation, as Buyer, and Steven R. Smith, as Seller, regarding the Property located at 716 Peachy Canyon Circle, Unit 102, Las Vegas, Nevada 89144-0892. The following terms are hereby incorporated as part of the REPC. (Check Applicable Box).

      1. ASSUMPTION OF EXISTING LOAN. Except as may be provided in Section 2 of this Assumption Addendum, Buyer shall assume and pay an existing loan (the "Existing Loan") in the approximate amount of $1,301.81. The Existing Loan is presently payable at $1,041.81 per month including: [ ] principal and interest (presently at 6.99% per annum); [ ] property insurance premium; [ ] mortgage insurance premium.

      2. ASSUMPTION FEES AND OTHER CHARGES BY LENDER. Buyer agrees to pay any assumption and transfer fees charged by the Lender, as long as the total of these fees does not exceed _______ % of the Existing Loan balance. Buyer also agrees to pay any interest rate increase demanded by the Lender as long as this does not make the new interest rate on the Existing Loan exceed 12.99%. If such fees and interest rate increases exceed these amounts, then the Buyer shall have no obligation to assume the Existing Loan or purchase the Property.

      3. RELEASE OF LIABILITY. The sale [ ] IS [ ] IS NOT conditioned on Seller being released from liability on the Existing Loan.

      4. DIFFERENCE IN LOAN BALANCE. Any net differences between the approximate balance owed on the Existing Loan as shown above and the actual balance on the Existing Loan at Settlement shall be adjusted in [ ] Cash [ ] Other (specify)
      --------------------------------------------------------------------


      5. RESERVE ACCOUNT. Buyer agrees to purchase at Settlement any reserve account balance held by the Lender.

      To the extent the terms of this ADDENDUM modify or conflict with any provisions of the REPC, including all prior addenda and counteroffers, these terms shall control. All other terms of the REPC, including all prior addenda and counteroffers, not modified by this ADDENDUM shall remain the same. [ ] Seller [ ] Buyer shall have until 5:00 [ ] AM [ ] PM Mountain Time June 17, 2003, to accept the terms of this ASSUMPTION ADDENDUM in accordance with the provisions of Section 23 of the REPC. Unless so accepted, the offer as set forth in this ASSUMPTION ADDENDUM shall lapse.

      /s/ Martin H. Wozniak  6/23/03              /s/ Steve Smith       6/16/03
      ---------------------  -------              ---------------       -------
      Buyer's Signature        Date               Seller's Signature      Date

                        ACCEPTANCE/COUNTEROFFER/REJECTION


CHECK ONE:


[ ] Acceptance: [ ] Seller [ ] Buyer hereby accepts the terms of this ASSUMPTION ADDENDUM.

[ ] Counteroffer: [ ] Seller [ ] buyer presents as a counteroffer the terms of attached Addendum No. ____

--------------------------------              --------------------------------
Buyer's Signature        Date                 Seller's Signature         Date


[ ] Rejection: [ ] Seller [ ] Buyer rejects the foregoing ASSUMPTION ADDENDUM.


----------------------------------            --------------------------------
Buyer's Signature         Date                Seller's Signature         Date

                            SELLER FINANCING ADDENDUM
                                       TO
                          REAL ESTATE PURCHASE CONTRACT


THIS SELLER FINANCING ADDENDUM is made apart of the REAL ESTATE PURCHASE CONTRACT (the "REPC") with an Offer Reference Date of 6/16/03, between Worldwide Holdings Corporation, a Delaware Corporation, as Buyer, and Steven R. Smith, as Seller, regarding the Property located at 716 Peachy Canyon Circle Unit 102. Las Vegas, Nevada 89144-0892. The terms of this ADDENDUM are hereby incorporated as part of the REPC.

1. CREDIT DOCUMENTS. Seller's extension of credit to Buyer shall be evidenced by: [ ] NOTE AND DEED OF TRUST [X] Note and All-inclusive Deed of Trust [ ] Other:___________


2. CREDIT TERMS. The terms of the credit documents referred to in Section 1 above are as follows: $162,000 principal amount of the note (the "Note"), with interest from June 16, 2003. on unpaid principal at the rate of 6.99% per annum, said principal and interest being payable as described and evidenced by the all-inclusive trust deed and all-inclusive trust deed note referenced above, copies of which re attached to this Addendum. The entire unpaid balance shall be due and payable on or before June 1, 2005. The credit documents referenced in Section 1 of this ADDENDUM will contain a due-on-sale clause in favor of Seller.

5. TAXES AND ASSESSMENTS. In addition to the payments referenced in Section 2 above, Buyer shall also be responsible for: (a) property taxes; (b) homeowners associate dues; (c) special assessments; and (d) hazard insurance premiums on the Property. These obligations will be paid: [ ] directly to Seller/Escrow Agent on a monthly basis [x] directly to the applicable county treasurer, association, and insurance company as required by those entities.

6. PAYMENT. Buyer's payments under Section 2 and 3 above will be made to: [x] Senior Mortgage Holder, option one, P.O. box 92103, LA, CA at 90009 - 2103, RMI Management [ ] Seller [ ] an Escrow Agent, at P.O. Box 509073, San Diego, CA 92150-9073, Summerlin North Community Association, Office at Clark County Treasure, P.O. Box 509081, San Diego, CA 92150.

7. LATE PAYMENT/PREPAYMENT. Any payment-not made when due may result in penalties or fees, which Buyer is obligated to pay within 10 days.

8. DUE-ON-SALE. As pan of the Seller Disclosures referenced in Section 7 of the REPC, Seller shall provide to Buyer a copy or' the senior mortgage, the note secured thereby, and the amortization schedule. Buyer's obligation to purchase under this Contract is conditioned upon Buyer's approval of the content of those documents, in accordance with Section 8 of the REPC. If the holder of the senior mortgage calls the loan as a result of this transaction, Buyer agrees to discharge the underlying loan as required by the mortgage lender. In such event,. Seller's remaining equity shall be paid as provided in the credit documents.

9. BUYER DISCLOSURES. Buyer has provided to Seller, as required part of this ADDENDUM, the attached Buyer Financial Information Sheet. Buyer may use the Buyer Financial Information Sheet approved by the Real Estate Commission and the Attorney General's Office, or may provide comparable written information in a different format, together with such additional information as Seller may reasonably require. Buyer [ ] WILL [ ] WILL NOT provide Seller with copies of IRS returns for the two preceding tax years. Buyer acknowledges that Seller may contact Buyer's current employer for verification of employment as represented by Buyer in the Buyer Financial Information Sheet.

10. SELLER APPROVAL. By the Seller Disclosure Deadline referenced in Section 24(b) of the REPC. Buyer shall provide to Seller, at Buyer's expense, a current credit report on Buyer from a consumer credit reporting agency. Seller may use the credit report and the information referenced in Section 7 of this Addendum ("Buyer Disclosures") to evaluate the credit-worthiness of Buyer.

      A.  SELLER REVIEW. By the Evaluations & Inspections Deadline referenced in
          Section 24(c) of the REPC, Seller shall review the credit report and the Buyer Discloses to determine if the content of the credit report and the Buyer Discloses, is acceptable. If the content of the credit report or the Buyer Disclosures is not acceptable to Seller. Seller may elect to either: (a) provide written objections to Buyer as provided in Section 8.2 of this ADDENDUM, o b) immediately cancel the REPC by providing written notice to Buyer by the Evaluations & Inspections Deadline referenced in Section 24(c) of the REPC. The Brokerage, upon receipt of a copy Seller's written notice of cancellation. shall return to Buyer the Earnest Money Deposit.

      B. SELLER OBJECTIONS. It-Seller does not immediately cancel the REPC as provided above Seller may by the Evaluations & Inspections Deadline referenced m Section 24(c) of 'the REPC, providing Buyer with written objections. Buyer and seller shall have seven calendar days after Buyer's receipt of the objections (the ooResponse Period") in which to agree in writing. upon the manner of resolving Sellers objections. Buyer may. but shall not be required to resolve objections. If Seller and Buyer have not agreed in writing upon the manner of resolving Seller's objections. Seller may cancel the REPC by providing written notice to Buyer no a than three calendar days after expiration of the Response Period. The Brokerage, upon receipt of a copy of Seller's written notice of cancellation, shall return to Buyer the Earnest Money Deposit.

      C. FAILURE TO OBJECT. If Seller does not deliver a written objection to Buyer regarding the credit report or Buyer Disclosure by the Evaluations & Inspections Deadline referenced in Section 24(c) of the REPC or cancel the REPC as provided in Sections 8.1 or 8.2 of this ADDENDUM, the credit report and Buyer Disclosures will be deemed approved by Seller.

11. TITLE INSURANCE. Buyer [ ] SHALL [ ] SHALL NOT provide to Seller a lender's policy of the title insurance in the amount of the indebtedness to the Seller and shall pay for such policy at Settlement.

12. DISCLOSURE OF TAX IDENTIFICATION NUMBERS. By no later than Settlement, Buyer and Seller shall disclose to each other their respective Social Security Numbers or other applicable tax identification numbers so that they may comply with federal laws on reporting mortgage interest in filings with the Internal Revenue Service.

      To the extent the terms of this ADDENDUM modify or conflict with any provisions of the REPC, including all prior addenda and counteroffers, these terms shall control. All other terms of the REPC, including all prior addenda and counteroffers, not modified by this ADDENDUM shall remain the same. [ ] Seller [ ] Buyer shall have until 5:00 [ ] AM [ ] PM Mountain Time on June 17, 2003, to accept the terms of this SELLER FINANCING ADDENDUM in accordance with Section 23 of the REPC. Unless so accepted, the offer as set forth in this SELLER FINANCING ADDENDUM shall lapse.


      /s/ Martin H. Wozniak   President   6/23/03               87-0453832
      ---------------------   ---------   -------               ----------
      [  ] Buyer [  ] Seller Signature     Date   Time    Social Security Number


      --------------------------------------------------------------------------
      [  ] Buyer [  ] Seller Signature     Date   Time    Social Security Number

                        ACCEPTANCE/COUNTEROFFER/REJECTION


CHECK ONE:


[ ] Acceptance: [ ] Seller [ ] Buyer hereby accepts the terms..
[ ] Counteroffer: [ ] Seller [ ] buyer presents as a counteroffer the terms of attached Addendum No. ____


/s/ Steve Smith           06-16-03         10am
--------------------------------------------------------------------------------
Signature                   Date                      Signature            Date


[ ] Rejection: [ ] Seller [ ] Buyer rejects the foregoing SELLER FINANCING ADDENDUM


----------------------------------           --------------------------------
Signature                     Date           Signature                 Date